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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 13, 2004


                             TIER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          California                 000-23195                   94-3145844
(State or other jurisdiction of     (Commission                (IRS Employer
         incorporation)             File Number)             Identification No.)


      10780 Parkridge Blvd., 4th Floor
              Reston, Virginia                               20191
  (Address of principal executive offices)                 (Zip Code)

                                 (571) 382-1090
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01    Changes in Registrant's Certifying Accountant

     On December 13, 2004, PricewaterhouseCoopers LLP ("PwC") informed Tier Technologies, Inc. (the "Company") that PwC declined to stand for re-election as the Company's independent registered public accounting firm following completion of its audit of the Company's financial statements for the year ended September 30, 2004. The Company is in the process of seeking proposals for the fiscal year 2005 audit from other independent registered public accounting firms.

     PwC's audit reports with respect to the Company's financial statements for the fiscal years ended September 30, 2002 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     During the Company's fiscal years ended September 30, 2002 and 2003 and the period commencing October 1, 2003 and ending December 13, 2004, there have been no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such years.

     Except as noted in the following paragraph, there have been no reportable events, as defined by Item 304(a)(1)(v) of Regulation S-K, during the Company's fiscal years ended September 30, 2002 and 2003 or the period commencing October 1, 2003 and ending December 13, 2004.

     On December 14, 2004 PwC advised the Company's management and the Audit Committee of the Company's Board of Directors of a material weakness related to insufficient personnel resources and technical accounting expertise within the Company's accounting function.

     The Company has provided PwC with a copy of this disclosure under this Item
4.01 and has received a letter from PwC stating that it agrees with this disclosure. A copy of the letter received by the Company indicating PwC's agreement with this disclosure is attached hereto as Exhibit 16.1.


Item 9.01    Financial Statements and Exhibits

(c)    Exhibits


16.1       Letter from PricewaterhouseCoopers LLP, dated December 17, 2004.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            TIER TECHNOLOGIES, INC.


                                            By: /s/ Jeffrey A. McCandless
                                                -------------------------
                                                Jeffrey A. McCandless
                                                Chief Financial Officer


Date: December 17, 2004


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                                  EXHIBIT INDEX


16.1       Letter from PricewaterhouseCoopers LLP, dated December 17, 2004.